UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2005

OREGON STEEL MILLS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9887	94-0506370

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 S.W. Broadway, Suite 2200; Portland, Oregon	97205

(Address of principal executive offices)	(Zip code)

(503) 223-9228

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 28, 2005, Robin A. Gantt was appointed to the position of Corporate Controller, the Company’s principal accounting officer, replacing Jeff S. Stewart, who was appointed Treasurer.

Ms. Gantt, 33, joined the Company in 1999 and has served as Business Manager directing the accounting and information technology functions for the Oregon Steel Business Unit for the past three years.  Before that, she was Assistant Controller for two years.

Mr. Stewart has been the Corporate Controller since 1999 and has been employed by the Company since 1988.

Neither Ms. Gantt nor Mr. Stewart has entered into an employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREGON STEEL MILLS, INC.
(Registrant)

Date: August 2, 2005	By:	/s/ ROBIN A. GANTT

Robin A. Gantt
Corporate Controller
(Principal Accounting Officer)